TEMPLETON INCOME TRUST
STATEMENT OF ADDITIONAL INFORMATION
JANUARY 1, 1997
700 CENTRAL AVENUE
ST. PETERSBURG, FL  33701 1-800/DIAL BEN

TABLE OF CONTENTS
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CONTENTS                                                              PAGE
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How does the Fund Invest its Assets?.........................           2
What are the Fund's Potential Risks?.........................           6
Investment Restrictions......................................           8
Officers and Trustees........................................           9
Investment Management and Other Services.....................          15
How does the Fund Buy Securities for its Portfolio?..........          16
How Do I Buy, Sell and Exchange Shares?......................          17
How are Fund Shares Valued?..................................          20
Additional Information on Distributions and Taxes............          21
The Fund's Underwriter.......................................          24
How does the Fund Measure Performance?.......................          26
Miscellaneous Information....................................          29
Financial Statements.........................................          30
Useful Terms and Definitions.................................          31
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        When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."

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Templeton Income Trust (the "Trust"), an open-end management investment company with one non-diversidifed series, Templeton Global Bond Fund (the "Fund"). Another series of the Trust, Templeton Money Fund, was liquidated on December 31, 1996, and on that date Templeton Money Fund shares were exchanged for shares of Franklin Money Fund.The Fund's investment objective is current income with capital appreciation and growth of income. The Fund seeks to achieve its objective through a flexible policy of investing primarily in debt securities of companies, governments and government agencies of various nations throughout the world, as well as preferred stock, common stocks which pay dividends, income-producing securities which are convertible into common stock of such companies and sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs") (collectively, "depositary receipts").

The Prospectus, dated January 1, 1997, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN or write the Fund at the address shown.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

      ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

      ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
      BANK;

      ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


HOW DOES THE FUND INVEST ITS ASSETS?

The following provides more detailed information about some of the securities the Fund may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How does the Fund Invest its Assets?"

REPURCHASE AGREEMENTS. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. TGBM will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Board, I.E., banks or broker-dealers which have been determined by TGBM to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

DEBT SECURITIES. The Fund may invest in debt securities which are rated in any category by S&P or Moody's. See "Appendices - Corporate Bond Ratings" for a description of the S&P and Moody's ratings. As an operating policy, the Fund will invest no more than 5% of its assets in debt securities rated lower than Baa by Moody's or BBB by S&P. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's Net Asset Value.

Although they may offer higher yields than do higher rated securities, high risk, low rated debt securities (commonly known as junk bonds) and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Fund may incur additional expenses seeking recovery.

The Fund may accrue and report interest income on high yield bonds, such as zero coupon bonds or pay-in-kind securities, even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, and to be relieved of federal tax liabilities, the Fund must distribute substantially all of its net income and gains to shareholders (see "Additional Information on Distributions and Taxes") generally on an annual basis. The Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash in order to satisfy the distribution requirement.

STRUCTURED INVESTMENTS. Included among the issuers of debt securities in which the Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("structured investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The Fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the Fund's restrictions on investments in illiquid securities.

FUTURES CONTRACTS. The Fund may purchase and sell financial futures contracts. Currently, futures contracts are available on several types of fixed-income securities including: U.S. Treasury bonds, notes and bills, commercial paper and certificates of deposit.

Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time the Fund purchases a futures contract, an amount of cash, U.S. government securities, or other highly liquid debt securities equal to the market value of the contract will be deposited in a segregated account with the Fund's custodian. When selling a stock index futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract or, in the case of a stock index futures contract, owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

OPTIONS ON SECURITIES, INDICES AND FUTURES. The Fund may write covered put and call options and purchase put and call options on securities, securities indices and futures contracts that are traded on U.S. and foreign exchanges and in the over-the-counter markets.

An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The Fund may write a call or put ption only if the option is "covered." A call option on a security or futures contract written by the Fund is "covered" if the Fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security or futures contract is also covered if the Fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high grade U.S. government securities in a segregated account with its custodian. A put option on a security or futures contract written by the Fund is "covered" if the Fund maintains cash or fixed income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The Fund will cover call options on securities indices that it writes by owning securities whose price changes, in the opinion of TGBM, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund will cover put options on securities indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The Fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, the Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, its loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of the Fund's security holdings being hedged.

The Fund may purchase call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that it anticipates purchasing in the future. Similarly, the Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by the Fund, as well as the cover for options written by the Fund, are considered not readily marketable and are subject to the Trust's limitation on investments in securities that are not readily marketable. See "Investment Restrictions."

FOREIGN CURRENCY HEDGING TRANSACTIONS. In order to hedge against foreign currency exchange rate risks, the Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Fund may also conduct its foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market.

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when the Fund believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Because in connection with the Fund's forward contracts, an amount of its assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, cash equivalents or high quality debt securities available in an amount sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to its position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter.

The Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on TGBM's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

WHAT ARE THE FUND'S POTENTIAL RISKS?

The Fund has an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on an exchange, as well as a limited right to purchase such securities if they are unlisted. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its Net Asset Value. Foreign markets have substantially less volume than the NYSE and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund shareholders.

Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (c) pervasiveness of corruption and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the Fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (h) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (i) dependency on exports and the corresponding importance of international trade;
(j) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (k) possible difficulty in identifying a purchaser of securities held by the Fund due to the underdeveloped nature of the securities markets.

There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for the Fund to lose its registration through fraud, negligence or even mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by TGBM. Further, this also could cause a delay in the sale of Russian company securities by the Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

The Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Through the Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the Fund's investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The Board considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the Fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Board also considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other Services - Shareholder Servicing Agent and Custodian"). However, in the absence of willful misfeasance, bad faith or gross negligence on the part of TGBM, any losses resulting from the holding of the Fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the Board's appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

The Fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. The Fund intends to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of futures and options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or options and movements in the prices of the securities being hedged. Successful use of futures and related options by the Fund for hedging purposes also depends upon TGBM's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

Additional risks may be involved with the Fund's special investment techniques, including loans of portfolio securities and borrowing for investment purposes. These risks are described under the heading "How does the Fund Invest its Assets? - Types of Securities in which the Fund May Invest" in the Prospectus.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less.

The Fund MAY NOT:

         1. Invest in real estate or mortgages on real estate (although the Fund may invest in marketable securities secured by real
                  estate  or  interests  therein);   invest  in  other  open-end
                  investment companies (except in connection with a merger, consolidation, acquisition or reorganization); invest in interests (other than publicly issued debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; purchase or sell commodity contracts (except futures contracts as described in the Fund's Prospectus).

         2. Purchase or retain securities of any company in which trustees or officers of the Trust or of TGBM, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

         3. Invest in any company for the purpose of exercising control or management.

         4. Act as an underwriter; issue senior securities; or purchase on margin or sell short, except hat the Fund may make margin payments in connection with futures, options and currency transactions.

         5. Loan money, except that the Fund may purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness.

         6. Invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years.

         7. Invest more than 15% of its total assets in securities of foreign companies that are not listed on a recognized U.S. or foreign securities exchange, including no more than 5% of its total assets in restricted securities and no more than 10% of its total assets in restricted securities and other securities (including repurchase agreements having more than seven days remaining to maturity) which are not restricted but which are not readily marketable (I.E., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers).

         8.       Invest more than 25% of its total assets in a single industry.

         9. Borrow money, except that the Fund may borrow money in amounts up to 30% of the value of the Fund's net assets. In addition, the Fund may not pledge, mortgage or hypothecate its assets for any purpose, except that the Fund may do so to secure such borrowings and then only to an extent not greater than 15% of its total assets. Arrangements with respect to margin for futures contracts are not deemed to be a pledge of assets.

         10. Participate on a joint or a joint and several basis in any trading account in securities. (See "How does the Fund Buy Securities for its Portfolio?" as to transactions in the same securities for the Fund, other clients and/or other mutual funds within the Franklin Templeton Group of Funds.)

         11. Invest more than 5% of its net assets in warrants whether or not listed on the NYSE or AMEX, and more than 2% of its net assets in warrants that are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

The Fund may also be subject to investment limitations imposed by foreign jurisdicitons in which the Fund sells its shares.

The investment restrictions do not preclude the Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the Fund by the issuer, unless such purchase would result in a violation of restrictions 7 or 8.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in value of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND TRUSTEES

The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Trust under the 1940 Act are indicated by an asterisk ("*").


                                      POSITIONS AND OFFICES
NAME, ADDRESS AND AGE                 WITH THE TRUST              PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS

HARRIS J. ASHTON                      Trustee                          Chairman of the board, president and chief
Metro Center                                                           executive officer of General Host
1 Station Place                                                        Corporation (nursery and craft centers);
Stamford, Connecticut                                                  director of RBC Holdings (U.S.A.) Inc. (a
Age 64                                                                 bank holding company) and Bar-S Foods; and
                                                                       director or trustee of 55 of the investment
                                                                       companies in the Franklin Templeton Group of
                                                                       Funds.



PAGE



NICHOLAS F. BRADY*                    Trustee                          Chairman of Templeton Emerging Markets
The Bullitt House                                                      Investment Trust PLC; chairman of Templeton
102 East Dover Street                                                  Latin America Investment Trust PLC; chairman
Easton, Maryland                                                       of Darby Overseas Investments, Ltd. (an
Age 66                                                                 investment firm) (1994-present); chairman
                                                                       and director of Templeton Central and Eastern
                                                                       European Fund; director of the Amerada Hess
                                                                       Corporation, Christiana Companies, and the
                                                                       H.J. Heinz Company; formerly, Secretary of the
                                                                       United States Department of the Treasury
                                                                       (1988-1993) and chairman of the board of
                                                                       Dillon, Read & Co. Inc.(investment banking)
                                                                       prior to 1988; and director or trustee
                                                                       of 23 of  the investment companies in the
                                                                       Franklin Templeton Group of Funds.

S. JOSEPH FORTUNATO                   Trustee                          Member of the law firm of Pitney, Hardin,
200 Campus Drive                                                       Kipp & Szuch; director of General Host
Florham Park, New Jersey                                               Corporation (nursery and craft centers); and
Age 64                                                                 director or trustee of 57 of the investment
                                                                       companies in the Franklin Templeton Group of
                                                                       Funds.

JOHN Wm. GALBRAITH                    Trustee                          President of Galbraith Properties, Inc.
360 Central Avenue                                                     (personal investment company); director of
Suite 1300                                                             Gulf West Banks, Inc. (bank holding company)
St. Petersburg, Florida                                                (1995-present); formerly, director of
Age 75                                                                 Mercantile Bank (1991-1995), vice chairman
                                                                       of Templeton, Galbraith & Hansberger Ltd.
                                                                       (1986-1992), and chairman of Templeton Funds
                                                                       Management, Inc. (1974-1991); and director
                                                                       or trustee of 22 of the investment companies
                                                                       in the Franklin Templeton Group of Funds.

ANDREW H. HINES, JR.                  Trustee                          Consultant for the Triangle Consulting
150 2nd Avenue N.                                                      Group; chairman and director of Precise
St. Petersburg, Florida                                                Power Corporation; executive-in-residence of
Age 73                                                                 Eckerd College (1991-present); director of
                                                                       Checkers Drive-In Restaurants, Inc.; formerly,
                                                                       chairman of the board and chief executive
                                                                       officer of Florida Progress Corporation
                                                                       (1982-1990) and director of various of its
                                                                       subsidiaries; and director or trustee
                                                                       of 24 of the investment companies in the
                                                                       Franklin Templeton Group of Funds.

CHARLES B. JOHNSON*                  Chairman of the                   President, chief executive officer, and
777 Mariners Island Blvd.            Board and Vice President          director of Franklin Resources, Inc.;
San Mateo, California                                                  chairman of the board and director of
Age 63                                                                 Franklin Advisers, Inc. and Franklin
                                                                       Templeton Distributors, Inc.; director of
                                                                       General Host Corporation (nursery and craft
                                                                       centers) and Franklin Templeton Investor
                                                                       Services, Inc.; and officer and/or director,
                                                                       trustee or managing general partner, as the
                                                                       case may be, of most other subsidiaries of
                                                                       Franklin Resources, Inc. and 56 of the
                                                                       investment companies in the Franklin
                                                                       Templeton Group of Funds.



PAGE





BETTY P. KRAHMER                      Trustee                          Director or trustee of various civic
2201 Kentmere Parkway                                                  associations; formerly, economic analyst,
Wilmington, Delaware                                                   U.S. government; and director or trustee of
Age 67                                                                 23 of the investment companies in the

                                                                       Franklin Templeton Group of Funds.

GORDON S. MACKLIN                     Trustee                          Chairman of White River Corporation
8212 Burning Tree Road                                                 (information services); director of Fund
Bethesda, Maryland                                                     America Enterprises Holdings, Inc., MCI
Age 68                                                                 Communications Corporation, Fusion Systems
                                                                       Corporation, Infovest Corporation, MedImmune,
                                                                       Inc., Source One Mortgage Services Corporation,
                                                                       and Shoppers Express, Inc.(on-line shopping
                                                                       service); formerly, chairman of Hambrecht
                                                                       and Quist Group, director of H&Q Healthcare
                                                                       Investors and Lockheed Martin Corporation,
                                                                       and president of the National Association
                                                                       of Securities Dealers, Inc.; and director
                                                                       or trustee of 52 of the investment companies
                                                                       in the Franklin Templeton Group of Funds

FRED R. MILLSAPS                      Trustee                          Manager of personal investments
2665 N.E. 37th Drive                                                   (1978-present); director of various business
Fort Lauderdale, Florida                                               and nonprofit organizations; formerly,
Age 67                                                                 chairman and chief executive officer of
                                                                       Landmark Banking Corporation (1969-1978),
                                                                       financial vice president of Florida
                                                                       Power and Light (1965-1969), and vice
                                                                       president of The Federal Reserve Bank of
                                                                       Atlanta (1958-1965); and director or
                                                                       trustee of 24 of the investment companies
                                                                       in the Franklin Templeton Group of Funds.

GREG MCGOWAN                          President                        Director and executive vice president of
500 East Broward Blvd.                                                 Templeton Investment Counsel, Inc.;
Fort Lauderale                                                         executive vice president-international
Age 47                                                                 development and chief international general
                                                                       counsel of Templeton Worldwide, Inc.,
                                                                       executive vice president, director  and
                                                                       general counsel of Templeton International,
                                                                       Inc.; executive vice president and
                                                                       secretary of Templeton Global Advisors
                                                                       Limited; president of other Templeton
                                                                       Funds; formerly, senior attorney for the
                                                                       U.S. Securities and Exchange Commission;
                                                                       and an officer of 4 of the investment
                                                                       companies in the Franklin Templeton
                                                                       Group of Funds.

SAMUEL J. FORESTER, JR.               Vice President                   President of the Templeton Global Bond
500 East Broward Blvd.                                                 Managers Division of Templeton Investment
Fort Lauderale                                                         Counsel, Inc.; formerly, partner (and
Age 48                                                                 founder) of Forester, Hairston Investment
                                                                       Management (1989-1990), managing director
                                                                       (Mid-East Region) of Merrill Lynch, Pierce,
                                                                       Fenner & Smith Inc. (1987-1988) and advisor
                                                                       for Saudi Arabian Monetary Agency (1982-
                                                                       1987); and officer of 10 of the investment
                                                                       companies in the Franklin Templeton
                                                                       Group of Funds.

RUPERT H. JOHNSON, JR.                Vice President                   Executive vice president and director of
777 Mariners Island Blvd.                                              Franklin Resources, Inc. and Franklin
San Mateo, California                                                  Templeton Distributors, Inc.; president and
Age 56                                                                 director of Franklin Advisers, Inc.;
                                                                       director of Franklin Templeton Investor
                                                                       Services, Inc.; and officer and/or director,
                                                                       trustee or managing general partner, as the
                                                                       case may be, of most other subsidiaries
                                                                       of Franklin Resources, Inc. and 60 of the
                                                                       investment companies in the Franklin
                                                                       Templeton Group of Funds.

HARMON E. BURNS                       Vice President                   Executive vice president, secretary and
777 Mariners Island Blvd.                                              director of Franklin Resources, Inc.;
San Mateo, California                                                  executive vice president and director of
Age 51                                                                 Franklin Templeton Distributors, Inc.;
                                                                       executive vice president of Franklin
                                                                       Advisers, Inc.; officer and/or director,
                                                                       as the case may be, of other subsidiaries
                                                                       of Franklin Resources, Inc.; and officer
                                                                       and/or director or trustee of 60 of
                                                                       the investment companies in the Franklin
                                                                       Templeton Group of Funds.



PAGE



CHARLES E. JOHNSON                    Vice President                   Senior vice president and director of
500 East Broward Blvd.                                                 Franklin Resources, Inc.; senior vice
Fort Lauderdale, Florida                                               president of Franklin Templeton
Age 40                                                                 Distributors, Inc.; president and chief
                                                                       executive officer of Templeton Worldwide,
                                                                       Inc.; president and director of Franklin
                                                                       Institutional Services Corporation;
                                                                       chairman of the board of Templeton
                                                                       Investment Counsel, Inc.; officer
                                                                       and/or director, as the case may
                                                                       be, of other subsidiaries of Franklin
                                                                       Resources, Inc.; and officer and/or
                                                                       director or trustee of 39 of the
                                                                       investment companies in the Franklin
                                                                       Templeton Group of Funds.

DEBORAH R. GATZEK                     Vice President                   Senior vice president and general counsel
777 Mariners Island Blvd.                                              of Franklin Resources, Inc.; senior vice
San Mateo, California                                                  president of Franklin Templeton
Age 47                                                                 Distributors, Inc.; vice president of
                                                                       Franklin Advisers, Inc.; and officer
                                                                       of 60 of the investment companies
                                                                       in the Franklin Templeton Group of
                                                                       Funds.

MARK G. HOLOWESKO            Vice PresVicetPresident                   President and director of Templeton Global
Lyford Cay                                                             Advisors Limited; chief investment officer
Nassau, Bahamas                                                        of global equity research for Templeton
Age 36                                                                 Worldwide, Inc.; president or vice president
                                                                       of the Templeton Funds; formerly, investment
                                                                       administrator with Roy West Trust Corporation
                                                                       (Bahamas) Limited (1984-1985); and officer
                                                                       of 23 of the investment companies in the
                                                                       Franklin Templeton Group of Funds.

MARTIN L. FLANAGAN                    Vice President                   Senior vice president, treasurer and chief
President                                                              financial officer of Franklin Resources,
777 Mariners Island Blvd.                                              Inc.; director and executive vice president
San Mateo, California                                                  of Templeton Investment Counsel, Inc.; a
Age 36                                                                 member of the International Society of
                                                                       Financial Analysts and the American
                                                                       Institute of Certified Public Accountants;
                                                                       formerly, with Arthur Andersen & Company
                                                                       (1982-1983); officer and/or director,
                                                                       as the case may be, of other subsidiaries
                                                                       of Franklin Resources, Inc.; and officer
                                                                       and/or director or trustee of 60 of
                                                                       the investment companies in the Franklin
                                                                       Templeton Group of Funds.



PAGE



JOHN R. KAY                           Vice President                   Vice president and treasurer of Templeton
500 East Broward Blvd.                                                 Global Investors, Inc. and Templeton
Fort Lauderdale, Florida                                               Worldwide, Inc.; assistant vice president of
Age 56                                                                 Franklin Templeton Distributors, Inc.;
                                                                       formerly, vice president and controller
                                                                       of the Keystone Group, Inc.; and officer
                                                                       of 27 of the investment companies in the
                                                                       Franklin Templeton Group of Funds.



PAGE



NEIL S. DEVLIN                        Vice President                   Senior vice president, Portfolio
500 East Broward Blvd.                                                 Management/Research, of the Templeton Global
Fort Lauderdale, Florida                                               Bond Managers division of Templeton
Age 39                                                                 Investment Counsel, Inc.; formerly,
                                                                       portfolio manager and bond analyst for
                                                                       Constitutional Capital  Management
                                                                       (1985-1987), and a bond trader  and
                                                                       research analyst for Bank of New
                                                                       England (1982-1985); and officer of 4 of
                                                                       the investment companies in the
                                                                       Franklin Templeton Group of Funds.

THOMAS LATTA                          Vice President                   Vice President of the Tempelton Global Bond
500 East Broward Blvd.                                                 Managers division of Tempelton Investment
Fort Lauderdale, Florida                                               Counsel, Inc., formerly, portfolio manager
Age 36                                                                 at Forester & Hairston (1988-1991) and
                                                                       investment advisor at Merrill, Lynch,
                                                                       Pierce, Fenner & Smith, Inc. (1981-1988).

ELIZABETH M. KNOBLOCK                 Vice President- Compliance       General counsel, secretary and a senior vice
500 East Broward Blvd.                                                 president of Templeton Investment Counsel,
Fort Lauderdale, Florida                                               Inc.; formerly, vice president and associate
Age 41                                                                 general counsel of Kidder Peabody & Co. Inc.
                                                                       (1989-1990), assistant general counsel of
                                                                       Gruntal & Co., Inc. (1988), vice president
                                                                       and associate general counsel of Shearson
                                                                       Lehman Hutton Inc. (1988), vice president
                                                                       and assistant general counsel of E.F. Hutton
                                                                       & Co. Inc. (1986-1988), and special counsel
                                                                       of the division of investment management of
                                                                       the Securities and Exchange Commission
                                                                       (1984-1986); and officer of 23 of the
                                                                       investment companies in the Franklin
                                                                       Templeton Group of Funds.



PAGE



JAMES R. BAIO                         Treasurer                        Certified public accountant; senior vice
500 East Broward Blvd.                                                 president of Templeton Worldwide, Inc., and
Fort Lauderdale, Florida                                               Templeton Funds Trust Company; formerly,
Age 42                                                                 senior tax manager with Ernst & Young
                                                                       (certified public accountants) (1977-1989);
                                                                       and treasurer of 23 of the investment
                                                                       companies in  the Franklin Templeton
                                                                       Group of Funds.

BARBARA J. GREEN                      Secretary                        Senior vice president of Templeton
500 East Broward Blvd.                                                 Worldwide, Inc. and an officer of other
Fort Lauderdale, Florida                                               subsidiaries of Templeton Worldwide, Inc.;
Age 49                                                                 formerly, deputy director of the Division of
                                                                       Investment Management, executive assistant
                                                                       and senior advisor to the chairman,
                                                                       counsellor to the chairman, special counsel
                                                                       and attorney fellow, U.S. Securities and
                                                                       Exchange Commission (1986-1995), attorney,
                                                                       Rogers & Wells, and judicial clerk, U.S.
                                                                       District Court (District of Massachusetts);
                                                                       and secretary of 23 of the investment
                                                                       companies in the Franklin Templeton
                                                                       Group of Funds.


* Nicholas F. Brady and Charles B. Johnson are "interested persons" of the Trust under the 1940 Act, which limits the percentage of interested persons that can comprise a fund's board. Charles B. Johnson is an interested persons due to his ownership interest in Resources. Mr. Brady's status as an interested person results from his business affiliations with Resources and TGAL. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady established Darby Overseas in February 1994, and is Chairman and shareholder of the corporate general partner of Darby Overseas. In addition, Darby OVerseas and TGAL are limited partners of Darby Emerging Markets Fund, L.P. The remaining Board members of the Trust are not interested persons (the "independent member of the Board").



The table above shows the officers and Board members who are affiliated with Distributors and TGBM. Nonaffiliated members of the Board and Mr. Brady are currently paid an annual retainer and/or fees for attendance at Board and Committee meetings, the amount of which is based on the level of assets in the Fund. Accordingly, the Trust currently pays the independent members of the Board and Mr. Brady an annual retainer of $2,500 and a fee of $200 per meeting of the Board and its portion of a flat fee of $2,000 for each Audit Committee meeting and/or Nominating and Compensation Committee meeting attended. As shown above, some of the nonaffiliated Board members also serve as directors, trustees or managing general partners of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members and Mr. Brady by the Trust and by other funds in the Franklin Templeton Group of Funds.



PAGE







                                                                                                NUMBER OF BOARDS IN THE
                                                                  TOTAL FEES RECEIVED FROM    THE FRANKLIN TEMPLETON
                                          TOTAL FEES RECEIVED     FRANKLIN TEMPLETON GROUP   GROUP OF FUNDS ON WHICH
NAME                                       FROM THE TRUST (1)       OF FUNDS (2)               EACH SERVES (3)

Harris J.Ashton                                    $3,400             $339,592                   55
Nicholas F. Brady                                  $3,400              119,275                   23
F. Bruce Clarke (4)                                $3,686               69,500                    0
Hasso-G von Diergardt-Naglo (5)                   $3,400               66,375                    0
S. Joseph Fortunato                                $3,400              356,412                   57
John Wm. Galbraith                                 $3,386              102,475                   22
Andrew H. Hines, Jr.                               $3,820              130,525                   24
Betty P. Krahmer                                   $3,400              119,275                   23
Gordon S. Macklin                                  $3,534              331,542                   52
Fred R. Millsaps                                   $3,686              130,525                   24



1 For the fiscal year ended August 31, 1996.
2 For the calendar year ended December 31, 1996.
3 We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, with approximately 171 U.S. based funds or series.
4 Mr. Clarke  resigned as a director on October 20, 1996.
5 Mr. Von Diergardt resigned as a director on December 31, 1996.



Nonaffiliated members of the Board and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, and paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


As of December 1, 1996, the officers and Board members, as a group, owned of record and beneficially approximately 1,896 shares, or less than 1% of the Fund's total outstanding shares. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.


INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT MANAGER AND SERVICES PROVIDED. The Fund's investment manager is TGBM. TGBM provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. TGBM's activities are subject to the review and supervision of the Board to whom TGBM renders periodic reports of the Fund's investment activities. TGBM is covered by fidelity insurance on its officers, directors and employees for the protection of the Fund.

TGBM and its affiliates act as investment manager to numerous other investment companies and accounts. TGBM may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by TGBM on behalf of the Fund. Similarly, with respect to the Fund, TGBM is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that TGBM and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. TGBM is not obligated to refrain from investing in securities held by the Fund or other funds that it manages. Of course, any transactions for the accounts of TGBM and other access persons will be made in compliance with the Fund's Code of Ethics. Please see "Miscellaneous Information
- Summary of Code of Ethics."

MANAGEMENT FEES. Under its management agreement, the Fund pays TGBM a monthly management fee equal to an annual rate of 0.50% of its average daily net assets, reduced to 0.45% of such net assets in excess of $200,000,000 and further reduced to 0.40% of such net assets in excess of $1,300,000,000. Each class pays its proportionate share of the management fee.

For the fiscal years ended August 31, 1996, 1995 and 1994, management fees, were as follows:


Year Ended August 31          1996                  1995                  1994
----------------------- --------------------- --------------------- ---------------
Management Fees              $968,182              $989,493              $1,040,324


MANAGEMENT AGREEMENT. The management agreement may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by TGBM on 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. FT Services (and, prior to October 1, 1996, Templeton Global Investors, Inc.) provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, the Trust pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Trust's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is allocated between the two series of shares of the Trust, the Fund and Templeton Money Fund, according to their respective average daily net assets. During the fiscal years ended August 31, 1996, 1995, and 1994, the Fund paid to Templeton Global Investors, Inc.

administration fees totaling $278,143, $282,007 and $300,111, respectively.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

CUSTODIAN. The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the Fund's assets. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITORS. McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, NY 10017, are the Fund's independent auditors. During the fiscal year ended August 31, 1996, their auditing services consisted of rendering an opinion on the financial statements of the Fund included in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1996, and review of the Fund's filings with the SEC and the IRS.

HOW DOES THE FUND BUY SECURITIES FOR ITS PORTFOLIO?

The selection of brokers and dealers to execute transactions in the Fund's portfolio is made by TGBM in accordance with criteria set forth in the investment management agreement and any directions that the Board may give.

When placing a portfolio transaction, TGBM seeks to obtain prompt execution of orders at the most favorable net price. When portfolio transactions are done on a securities exchange, the amount of commission paid by the Fund is negotiated between TGBM and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. TGBM will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of TGBM, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

In placing orders to effect transactions for the Fund, TGBM may pay to particular brokers commissions that are higher than another broker might charge,if TGBM determines in good faith that the amount of commission paid is reasonable in relation to the value of the brokerage and research services to be received, viewed in terms of the particular transaction or TGBM's overall responsibilities with respect to client accounts for which TGBM exercises investment discretion. Services received by TGBM may include, among other things, information relating to particular companies, markets or countries, local, regional, national or transnational economies, statistical data, quotations and other securities pricing information and other information which provide lawful and appropriate assistance to TGBM in carrying out its investment advisory responsibilities. The services received may not always be of direct benefit to the Fund, but must be of value to TGBM in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services received by TGBM from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits TGBM to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, TGBM and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, consistent with internal policies the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next investment management fee payable to TGBM will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by TGBM are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by TGBM, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

Sale or purchase of securities, without payment of brokerage commissions, fees (except customary transfer fees) or other remuneration in connection therewith, may be effected between any of these funds, or between funds and private clients, under procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

During the fiscal years ended August 31, 1996, 1995 and 1994, he Fund paid brokerage commissions totaling $0, $0 and $32,000, respectively.

As of August 31, 1996, the Fund did not own securities of its regular broker-dealers.

HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the 1933 Act.

Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Purchase Price of Fund Shares" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:


SIZE OF PURCHASE - U.S. DOLLARS                   SALES CHARGE
-------------------------------                   ------------
Under $30,000                                          3%
$30,000 but less than $100,000                         2%
$100,000 but less than $400,000                        1%
$400,000 or more                                       0%


OTHER PAYMENTS TO SECURITIES DEALERS. Distributors will pay the following commissions out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares by certain retirement plans pursuant to a sales charge waiver, as discussed in the Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the Securities Dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the Securities Dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primiarily on the amount of sales of the fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, Distributors' retention of underwriting concessions and, in the case of Funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commission generated by fund portfolio transactions in accordance with the NASD's rules.



LETTER OF INTENT. You may qualify for a reduced sales charge when you buy Class I shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the Fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds, including Class II shares, acquired more than 90 days before the Letter is filed, will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to certain retirement plans. If you execute a Letter prior to a change in the sales charge structure of the Fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the Fund registered in your name until you fulfill the Letter. This policy of reserving shares does not apply to certain retirement plans. If total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If total purchases, less redemptions, exceed the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account prior to fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

REINVESTMENT DATE. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objective exist immediately. This money will then be withdrawn from the short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

SPECIAL SERVICES. The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors. The cost of these services is not borne by the Fund.

Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivable are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by TGBM.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Net Asset Value of each class is not calculated. Thus, the calculation of the Net Asset Value of each class does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

You may receive two types of distributions from the Fund:

1. INCOME DIVIDENDS. The Fund receives income generally in the form of interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. CAPITAL GAIN DISTRIBUTIONS. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward or post October loss deferral) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed capital gains from the prior fiscal year. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

TAXES

As stated in the Prospectus, the Fund has elected and qualified to be treated as a regulated investment company under Subchapter M of the Code. The Fund intends normally to pay a monthly dividend representing its net investment income and to distribute at least annually any net realized capital gain. The status of the Fund as a regulated investment company does not involve government supervision of management or of its investment practices or policies. As a regulated investment company, the Fund generally will be relieved of liability for U.S. federal income tax on that portion of its net investment income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% excise tax. To avoid application of the excise tax, the Fund intends to distribute in accordance with the calendar year distribution requirement.

The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.

Dividends from net investment income and distributions from short-term capital gains (the excess of net short-term capital gains over net long-term capital losses) are taxable to shareholders as ordinary income. Distributions from net investment income may be eligible for the corporate dividends received deduction to the extent attributable to the Fund's qualifying dividend income. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends received deduction. Distributions from net long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder, and are not eligible for the dividends received deduction. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they received and any tax withheld thereon.

Debt securities purchased by the Fund may be treated for federal income tax purposes as having original issue discount. Original issue discount essentially represents interest for federal tax purposes and can be defined generally as the excess of the stated redemption price at maturity over the issue price. Original issue discount, whether or not any income is actually received by the Fund, is treated for U.S. federal income tax purposes as income earned by the Fund, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Fund each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued but unpaid interest.

In addition, debt securities may be purchased by the Fund at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Fund purchased the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest for most purposes of the Code to the extent it does not exceed the accrued market discount on the security (unless the Fund elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in tax years to which it is attributable). Generally, market discount accrues on a daily basis. In the case of any debt security having a fixed maturity date of not more than one year from the date of issue, the gain realized on disposition will be treated as short-term capital gain. Market discount on securities with a fixed maturity date not exceeding one year from the date of issue generally is included in income on a ratable basis.

The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Certain of the options, futures contracts and forward contracts in which the Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, with certain exceptions, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, efer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to the Fund that did not engage in such hedging transactions.

Requirements relating to the Fund's tax status as a regulated investment company may limit the extent to which the Fund will be able to engage in such transactions in options, futures and forward contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain nancial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available fo distribution. If section 988 losses exceed other net investment income during a taxable year, the Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares, or as a capital gain.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by the Fund will be treated as U.S. source income.

Upon the sale or exchange of the Fund shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term if the shareholder's holding period for the shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund shares held by the shareholder for 6 months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of stock. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

The Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions and redemption proceeds (except redemptions from the Fund), to a shareholder if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding.

Ordinary dividends and taxable capital gain distributions declared in October, November, or December with a record date in such a month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. Distributions also may be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering for both classes of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

In connection with the offering of the Fund's shares, aggregate underwriting commissions for the fiscal years ended August 31, 1996, 1995 and 1994, were $453,128, $527,619 and $1,251,513, respectively. After allowances to dealers, Distributors retained $21,650, $(5,380) and $277,670 in net underwriting discounts, commissions and compensation received in connection with redemptions or repurchases of shares, for the respective years. Distributors may be entitled to reimbursement under the Rule 12b-1 plan for each class, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

THE RULE 12B-1 PLANS

The Fund has adopted a distribution plan or "Rule 12b-1 plan" with respect to each class of shares pursuant to Rule 12b-1 of the 1940 Act.

THE CLASS I PLAN. Under the Class I plan the Fund may reimburse Distributors or others up to a maximum of 0.25% per year of Class I's average daily net assets, payable quarterly, for costs and expenses incurred in connection with any activity which is primarily intended to result in the sale of the Fund's shares. Under the Class I plan, the costs and expenses not reimbursed in any one given quarter (including costs and expenses not reimbursed because they exceed 0.25% of the Fund's average daily net assets attributable to Class I shares) may be reimbursed in subsequent quarters or years.

THE CLASS II PLAN. Under the Class II plan, the Fund pays Distributors up to 0.50% per year of Class II's average daily net assets, payable quarterly, for costs and expenses incurred by Distributors or others in connection with any activity which is primarily intended to result in the sale of the Fund's shares. Up to 0.15% of such net assets may be paid to dealers for personal service and/or maintenance of shareholder accounts.

THE CLASS I AND CLASS II PLANS. For both the Class I and Class II plans, payments to Distributors or others could be for various types of activities, including (i) payments to broker-dealers who provide certain services of value to the Fund's shareholders (sometimes referred to as a "trail fee"); (ii) reimbursement of expenses relating to selling and servicing efforts or of organizing and conducting sales seminars; (iii) payments to employees or agents of the Distributors who engage in or support distribution of shares; (iv) payments of the costs of preparing, printing and distributing prospectuses and reports to prospective investors and of printing and advertising expenses; (v) payment of dealer commissions and wholesaler compensation in connection with sales of the Fund's shares and interest or carrying charges in connection therewith; and (vi) such other similar services as the Board determines to be reasonably calculated to result in the sale of shares.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the Fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the investment management agreement with TGBM, or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.

For the fiscal year ended August 31, 1996, the total amounts paid by the Fund pursuant to the Class I and Class II plans were $418,096 and $25,585, respectively, which were used for the following purposes:


                                                       CLASS I             CLASS II

Advertising                                          $   6,969            $     59
Printing and mailing of prospectuses
  other than to current shareholders                    53,219                 446
Payments to underwriters                                 9,100              21,247
Payments to broker-dealers                             348,113               3,829
Other                                                      695                   4


HOW DOES THE FUND MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance for each class follows. Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

AVERAGE  ANNUAL TOTAL  RETURN.  Average  annual total  return is  determined  by finding  the  average  annual  rates of return  over  one-,  five- and  ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

When considering the average annual total return quotations, you should keep in mind that the maximum front-end sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total return for Class I for the one- and five-year periods ended August 31, 1996 was 6.74% and 7.18%, and for the period from commencement of operations on September 18, 1986 through August 31, 1996, was 7.86%. The average annual total return for Class II for the one-year period ended August 31, 1996 was 9.14%, and for the period from commencement of operations on May 1, 1995 to August 31, 1996, was 10.59%.

These figures were calculated according to the SEC formula:

P(1+T)n  = ERV

where:

P       =a hypothetical initial payment of $1,000
T       =average annual total return
n       =number of years

ERV     =ending redeemable value of a hypothetical $1,000 payment
          made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods (or fractional portion thereof)

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, will be based on the actual return for each class for a specified period rather than on the average return over one-, five- and ten-year periods, or fractional portion thereof. The cumulative total return for Class I for the one- and five-year periods ended August 31, 1996 was 6.74% and 46.09%, and for the period from commencement of operations on September 18, 1986 through August 31, 1996, was 112.47%. The cumulative total return for Class II for the one-year period ended August 31, 1996 was 9.14%, and for the period from commencement of operations on May 1, 1995 to August 31, 1996, was 14.44%.

YIELD

CURRENT YIELD. Current yield of each class shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share of each class earned during a 30-day base period by the applicable maximum Offering Price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for each class for the 30-day period ended August 31, 1996, was 7.50% for Class I and 7.06% for Class II.

These figures were obtained using the following SEC formula:

Yield = 2 [(A-B + 1)6 - 1]
            cd

where:

a =   dividends and interest earned during the period
b =   expenses accrued for the period (net of reimbursements)
c =   the average daily number of shares outstanding during the
      period that were entitled to receive dividends
d =   the maximum Offering Price per share on the last day of the period

CURRENT DISTRIBUTION RATE

Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders of a class. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum Offering Price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains and is calculated over a different period of time. The current distribution rate for each class for the 30-day period ended August 31, 1996, was 6.15% for Class I and 5.69% for Class II.

VOLATILITY

Occasionally  statistics  may be used to show  the  Fund's  volatility  or risk.
Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

For investors who are permitted to buy Class I shares without a sales charge, sales literature about Class I may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

COMPARISONS

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare a class' performance to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

Performance information for the Fund may be compared, in reports and promotional literature, to: (i) unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the portfolio and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

From time to time, the Fund and TGBM may also refer to the following information:

(1) TGBM's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

(2) The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International or a similar financial organization.

(3) The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization.

(4) The geographic and industry distribution of the Fund's portfolio and the Fund's top ten holdings.

(5) The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

(6) To assist investors in understanding the different returns and risk characteristics of various investments, the Fund may show historical returns of various investments and published indices (E.G., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE - Index).

(7) The major industries located in various jurisdictions as published by the Morgan Stanley Index.

(8) Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

(9) Allegorical stories illustrating the importance of persistent long-term investing.

(10) Each Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.

(11) A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

(12) The number of shareholders in the Fund or the aggregate number of shareholders of the open-end investment companies in the Franklin Templeton Group of Funds or the dollar amount of fund and private account assets under management.

(13) Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

(14) Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing, including the following:

         (infinity)        "Never follow the crowd. Superior performance is
                            possible only if you invest differently from the crowd."

         (infinity)        "Diversify by company, by industry and by country."

         (infinity)        "Always maintain a long-term perspective."

         (infinity)        "Invest for maximum total real return."

         (infinity)        "Invest - don't trade or speculate."

         (infinity)        "Remain flexible and open-minded about types of
                            investment."

         (infinity)        "Buy low."

         (infinity)        "When buying stocks, search for bargains among
                            quality stocks."

         (infinity)        "Buy value, not market trends or the economic
                            outlook."

         (infinity)        "Diversify.  In stocks and bonds, as in much else,
                            there is safety in numbers."

         (infinity)        "Do your homework or hire wise experts to help you."

         (infinity)        "Aggressively monitor your investments."

         (infinity)        "Don't panic."

         (infinity)        "Learn from your mistakes."

         (infinity)        "Outperforming the market is a difficult task."

         (infinity)        "An investor who has all the answers doesn't even
                            understand all the questions."

         (infinity)        "There's no free lunch."

         (infinity)        "And now the last principle:  Do not be fearful or
                            negative too often."

MISCELLANEOUS INFORMATION

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.


The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 48 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $152 billion in assets under management for more than 4.2 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 121 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.


The DALBAR Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past eight years.

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the Fund's outstanding shares.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Fund's Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk of you incurring financial loss on account of shareholder liability is limited to the unlikely circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

SUMMARY OF CODE OF ETHICS. Employees of Resources or its subsidiaries who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the Fund, for the fiscal year ended August 31, 1996, including the auditors' report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS

1933 ACT - SECURITIES ACT OF 1933, AS AMENDED

1940 ACT - Investment Company Act of 1940, as amended

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit

CFTC - Commodity Futures Trading Commission

CLASS I AND CLASS II - The Fund offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter

FRANKLIN FUNDS - the mutual funds in the Franklin Group of Funds (TRADEMARK) except Franklin Valuemark Funds and the Franklin Government Securities Trust

FRANKLIN TEMPLETON FUNDS - the Franklin Funds and the Templeton Funds

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - all U.S. registered investment companies in the Franklin Group of Funds (TRADEMARK) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange, Inc.

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class I and 1% for Class II.

PROSPECTUS - the prospectus for the Fund dated January 1, 1997, as may be amended from time to time

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - a financial institution which, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TEMPLETON FUNDS - the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., the Templeton Variable Annuity Fund, and the Templeton Variable Products Series Fund

TGBM - Templeton Global Bond managers, a division of Templeton Investment Counsel, Inc., the Fund's investment manager, is located at Broward Financial Centre, Fort Lauderdale, FL 33394-3091.

U.S. - United States

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

TL406 SAI 01/97



--------
* Sir John Templeton sold the Templeton organization to Resources in October, 1992 and resigned from the Fund's Board on April 16, 1995. He is no longer involved with the investment management process.